UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2016

Tessera Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37956	81-4465732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway San Jose, California 95134		95134
(Address of principal executive offices)		(Zip Code)

(408) 321-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On December 1, 2016, Tessera Holding Corporation (the “Company”) completed the acquisition of DTS, Inc. (“DTS”) pursuant to the terms of the Agreement and Plan of Merger, dated as of September 19, 2016, among the Company, DTS, Tessera Technologies, Inc. (“Tessera”) and the other parties named therein.

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) is being filed solely to amend Item 9.01 of the Current Report on Form 8-K filed by the Company on December 1, 2016 (the “Original Form 8-K”) to provide the historical financial statements of DTS and the unaudited pro forma financial information, which were omitted from the Original Form 8-K in accordance with the instructions applicable to the form. Except for such additions, no other changes have been made to the Original Form 8-K, and this Amendment No. 1 does not amend or update any other information set forth in the Original Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The audited consolidated balance sheets of DTS as of December 31, 2015 and 2014; the audited consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for the years ended December 31, 2015, 2014 and 2013; and the notes related thereto are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of DTS as of and for the nine months ended September 30, 2016 and for the nine months ended September 30, 2015, and the notes related thereto are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Tessera and DTS for the twelve months ended December 31, 2015 and as of and for the nine months ended September 30, 2016 and the notes related thereto are filed as Exhibit 99.4 hereto and are incorporated herein by reference.

(d)	Exhibits

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

23.2	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm.

99.2	Audited consolidated balance sheets of DTS as of December 31, 2015 and 2014; the audited consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for the years ended December 31, 2015, 2014 and 2013; and the notes related thereto.

99.3	Unaudited condensed consolidated financial statements of DTS as of and for the nine months ended September 30, 2016 and for the nine months ended September 30, 2015, and the notes related thereto.

99.4	Unaudited pro forma condensed combined financial information of Tessera and DTS for the twelve months ended December 31, 2015 and as of and for the nine months ended September 30, 2016 and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSERA HOLDING CORPORATION

Date: February 3, 2017	By:	/s/ Robert Andersen
	Name:	Robert Andersen
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

23.2	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm.

99.2	Audited consolidated balance sheets of DTS as of December 31, 2015 and 2014; the audited consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for the years ended December 31, 2015, 2014 and 2013; and the notes related thereto.

99.3	Unaudited condensed consolidated financial statements of DTS as of and for the nine months ended September 30, 2016 and for the nine months ended September 30, 2015, and the notes related thereto.

99.4	Unaudited pro forma condensed combined financial information of Tessera and DTS for the twelve months ended December 31, 2015 and as of and for the nine months ended September 30, 2016 and the notes related thereto.